UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1 – Reports to Stockholders –

The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Global Income Fund, Inc. (FCO)

Annual Report
October 31, 2020

Shanghai

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 1-800-647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940,

as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

The distributions for the fiscal year ended October 31, 2020 consisted of 21% net investment income and 79% return of capital.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund"), for the fiscal year ended October 31, 2020. The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the fiscal year ended October 31, 2020, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV*	-5.2%
Market Price*	-8.4%

*	assuming the reinvestment of all dividends and distributions

The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance, please see the Report of the Investment Manager (page 3) and Total Investment Returns (page 7).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Premium/Discount.

	NAV	Price	Premium/ Discount
10/31/2020	$6.55	$6.80	3.8%
10/31/2019	$7.83	$8.41	7.4%

During the fiscal year ended October 31, 2020, the Fund's NAV was within a range of $5.42 to $7.99 and the Fund's market price was within a range of $4.53 to $8.48. During the fiscal year ended October 31, 2020, the Fund's shares traded within a range of a discount of 20.7% to a premium of 12.0%.

Portfolio Management

The Fund is managed by Aberdeen Standard Investment's1 Asia-Pacific fixed income team which also draws on the expertise of Aberdeen's fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective May 2020, Mark Baker replaced Lin-Jing Leong as a member of the team having the most significant responsibility for the day-to-day management of the Fund's portfolio which includes Kenneth Akintewe, Erlend Lochen, Paul Lukaszewski and Adam McCabe.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2020 totaled $0.84 per share. Based on the market price of $6.80 on October 31, 2020, the distribution rate over the twelve-month period ended October 31, 2020 was 12.4%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 10, 2020 and December 9, 2020, the Fund announced that it will pay on November 30, 2020 and January 8, 2021, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 20, 2020 and December 31, 2020, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Directors of the Fund's quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase any shares.

Revolving Credit Facility

The Fund's $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020. The Fund's outstanding balance as of October 31, 2019 was $29.3 million on the Revolving Credit Facility. During the period between March 4, 2020 and June 3, 2020, the Fund drew or paid down a net of $9.0 million. The Fund's outstanding balance as of October 31, 2020 was $20.3 million. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's

1	The asset management business of the Fund's investment adviser's parent company, Standard Life Aberdeen plc, and its affiliates, operate under the name and is herein referred to collectively as Aberdeen Standard Investments.

Aberdeen Global Income Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•	Visit: www.aberdeenstandard.com/en-us/cefinvestorcenter

•	Email: Investor.Relations@aberdeenstandard.com; or

•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic Review

Asia-Pacific region bond markets experienced numerous periods of volatility during the 12-month period ended October 31, 2020, as investors contended with the U.S.-China trade war, the outbreak of COVID-19 and the impact of the subsequent lockdown on the global economy. The onset of the coronavirus resulted in a widespread selloff of historic proportions in risk assets. Global economic growth slowed sharply as various measures implemented by governments worldwide to curb the virus disrupted supply and hurt demand. Meanwhile, oil prices fell to their lowest levels in a decade, while the cessation of industrial activity weighed on commodity prices.

As credit spreads widened significantly, demand for "safe-haven" assets such as government bonds soared, driving yields down sharply. This was compounded by central banks globally cutting interest rates to record lows, along with an unprecedented amount of coordinated fiscal support from governments worldwide. The U.S. Federal Reserve (Fed) reduced its benchmark interest rate to near 0% and proposed trillions of dollars in COVID-19 support. The 10-year U.S. Treasury note yield fell by 81 basis points (bps) over the reporting period to 0.87% over the period. The European Union (EU) agreed to raise €750 billion from financial markets. Elsewhere, the People's Bank of China reduced interest rates. The government also extended tax exemptions, in addition to fiscal spending and bond issues. The remainder of Asia followed with similar interest-rate cuts and stimulus measures. Nevertheless, the relatively higher yields in Asia boosted investors' appetite for bonds in the region.

Eventually, as COVID-19 infection rates were brought under control in several countries, their governments eased social-distancing measures, bringing some respite to businesses. Investors' optimism returned with improving economic data. By the summer of 2020, risk assets, such as equities and corporate bonds, had recovered, while government bonds fell out of favor. Central banks globally also paused interest-rate cuts. However, they maintained a dovish tone, while deferring to fiscal measures to finance economic growth.

During the reporting period, the Asia-Pacific fixed-income markets recorded positive total returns, driven mainly by local rates. In local-currency government bonds, yields in the short end of the curve declined more than those in the long end as monetary policy supported demand for short-dated bonds, while supply pressures to finance the government rescue packages weighed on longer-dated issues. China was an exception: its short-term rates rose, while those in the long end fell marginally as improving economic conditions fueled investors' risk appetite. In contrast, India, Indonesia, Philippines, Singapore and Malaysia delivered robust total returns, though the currency depreciation in India and Indonesia capped gains.

Emerging-market debt outside Asia also experienced difficulty during the reporting period, but with considerable divergence by country. Hard-currency bonds outperformed their local-currency counterparts overall, but sovereign credit spreads endured significant volatility and the spread-widening was only partially reversed. The main driver of the underperformance of the emerging market local-currency bonds was currency weakness in several countries. The local-currency bond market in Mexico declined over the reporting period. The country was hit with a slew of credit downgrades, including to state-owned oil company Petróleos Mexicanos (Pemex). The Brazilian real slumped over 29% during the reporting period, attributable to a combination of central-bank easing and deteriorating external conditions, offsetting local-currency bond appreciation.

Fund Performance Review

Aberdeen Global Income Fund returned -5.2% on a net asset value basis for the 12-month period ended October 31, 2020, versus the 4.2% return of its blended benchmark. The Fund's use of leverage during the widespread global market selloff in March 2020, was a notable contributor to the underperformance for the reporting period.

The Fund uses leverage strategically in an effort to support its income- generating capacity. Over the medium- to longer term, leverage historically has contributed positively to the Fund's performance on a net asset value basis. However, in the short term, leverage can magnify the volatility of the performance of the Fund's holdings.

In view of the longer-term strategic benefit of leverage in supporting income-generation, the Fund entered into several interest-rate swaps1 to fix the cost of leverage over the long-term investment horizon, locking in a positive interest-rate differential in the Fund's favor. In response to the dramatically changed global conditions, swap yields declined by more than 70 bps for the seven- to ten-year segment of the yield curve over the reporting period. The marking-to-market2 of these interest-rate swaps that are used to hedge U.S. interest-rate risk associated with the Fund's leverage detracted from the Fund's absolute return over the reporting period. This represents the dramatic decline

1	An interest-rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.

2	Marking-to-market is a method of measuring the fair value of accounts that can fluctuate over time, such as assets and liabilities. Marking-to-market seeks to provide a realistic appraisal of an institution's or company's current financial situation based on current market conditions.

Aberdeen Global Income Fund, Inc.	3

Report of the Investment Manager (unaudited) (continued)

in current borrowing costs and the opportunity cost of the Fund locking in the rates at a higher level in the past. Nevertheless, the Fund's performance continues to benefit from a positive interest-rate differential between the interest income on the investment portfolio and cost of the leverage.

During the reporting period, the key driver of the Fund's underperformance relative to its blended benchmark was the overweight allocation to emerging-market debt. The exposures to the Brazilian real and Russian ruble were the largest detractors from Fund performance. Elsewhere, sovereign credit-spreads widened aggressively during the market selloff in March 2020. While market conditions subsequently improved, the uneven pace of economic recoveries globally due to ongoing COVID-19 spread and fiscal and monetary policy constraints limited the extent of the normalization. Meanwhile, high-yields in developed markets, especially in the U.S., benefited directly from the supportive and substantial central bank interventions, most notably the U.S. Federal Reserve. The Fund's overweight exposure to developed markets contributed positively to performance for the reporting period. At a sector level, positions in telecommunications and basic industry enhanced Fund performance, as the Fund's holdings in the financial services and retail sectors also bolstered Fund performance as economies worldwide reopened. Conversely, the Fund's positions in the leisure, healthcare and real estate sectors weighed on performance for the reporting period due to the negative impact of the COVID-19 pandemic.

The Fund's exposures to Asian local-currency government bonds and U.S.-dollar Asian corporate debt detracted from the relative performance for the reporting period. While the holdings in Asian local-currency government bonds garnered positive returns, the credit and currency exposures hampered Fund performance for the period. Volatility characteristics of Asian credit changed substantially during the reporting period, as spreads rose to levels previously seen during the European debt crisis in 2011. Notably, investment-grade3 and high-yield credit spreads widened, which hampered the performance of the Fund's allocation to the asset class. Spreads widened significantly in the first half of the reporting period. However, the recovery in the second half could not mitigate earlier losses. The currency effect also had a negative impact on Fund performance for the reporting period. Most notably, the underweight to the yuan and won detracted from Fund performance as these currencies appreciated against the U.S. dollar, largely during the second half of the reporting period.

The use of interest-rate derivatives to hedge the interest-rate risk in the Fund, primarily the leverage, detracted from the Fund's absolute return for the reporting period. Conversely, the employment of foreign-exchange forwards4 used to hedge the currency risk within the Fund contributed modestly to the Fund's absolute return.

Outlook

Asian economies generally have recovered more quickly than expected due to the resumption of business activities. We believe that this should lead to better corporate performance and lower rates of default. Governments globally may also focus on a more targeted fiscal recovery, while we believe that India and Indonesia potentially could shift away from negative credit-rating outlooks. Leading manufacturing indicators for most Asian countries are either above the expansionary level or have moved closer to it. In India and China, the recovery has broadened to the services sector as well. Nevertheless, we believe that caution is warranted in Europe, where the recent spike in COVID-19 cases could stall economic growth.

In our view, the development of an effective COVID-19 vaccine, and its effective rollout, will be crucial to market sentiment. U.S. pharmaceutical company Pfizer recently announced that its vaccine was more than 90% effective against COVID-19. However, for emerging economies, treatments from drug companies such as Johnson & Johnson (J&J) may be more relevant due to its efficacy, single dosage and easier storage and transportation requirements. J&J's vaccine is also being manufactured in India alongside other vaccines. India already contributes to 60% of global vaccine supply and, therefore, is well-placed to assist in COVID-19 vaccine production, in our view.

We believe that former Vice President Joe Biden's victory in the U.S. presidential election, better-than-expected economic growth momentum, the continued recovery in Asia, and the distribution of the COVID-19 vaccine will be supportive of risk assets in Asia, particularly Asian currencies and corporate debt. Although we believe that monetary policy most likely will remain accommodative for an extended period, we have preferred to maintain the Fund's relatively short duration in Asian local rates as the recovery in growth, fading of monetary easing ,and supply pressures led to higher yields and steeper curves. However, there were exceptions, including Indonesia, India and, to a lesser degree, Malaysia.

3	Companies whose bonds are rated as "investment-grade" usually have a lower chance of defaulting on their debt than those rated as "non-investment grade." These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

4	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

4	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

As the economic recovery continues, we believe that Asia remains well-buffered, with relatively healthier fiscal positions and substantial levels of foreign exchange reserves. The region generally has handled the COVID-19 pandemic better than others. Amid the crisis, India and Indonesia have improved their balance-of-payments positions, providing support to their currencies. Additionally, we believe that the shift in supply chains induced by geopolitical risks may benefit economies such as India, Vietnam and the Association of Southeast Asian Nations (ASEAN) overall.

Meanwhile, other emerging markets are also expected to maintain low interest rates but may have a lot more ground to cover. The COVID-19 pandemic remains a worry, while lockdowns are weighing heavily on economic activity. We believe that the less-than-adequate pandemic responses from Brazil and Mexico could come under scrutiny. For Brazil, growing fears about fiscal strains could be another overhang. Prospects for Argentina still appear difficult as well, in our view though its debt deal is a positive step. Smaller economies, such as Chile and Peru, also confront heightened risks, but we believe that their relatively firmer fundamentals should lend some buffer. Elsewhere, in Russia, the twin challenges presented by oil-price volatility and the COVID-19 pandemic have elevated the need to promote investment beyond energy and materials resources. The market in Romania awaits the disbursement of EU funds to sustain its fiscal spending. The economic recovery in Turkey has been fueled by a credit boom, the weaker lira, and widening current account deficit, which we believe have heightened the risk of another currency crisis. Nevertheless, we anticipate that economic activity will continue to normalize in the months to come. We feel that a declining U.S. dollar and lower oil prices should prove helpful for most markets and could aid a quicker recovery in consumer spending. In addition, the IMF has provided bridging support for fiscal positions that were temporarily disrupted, while the private sector's involvement in the G20 Debt Service Suspension Initiative (DSSI)5 could provide some relief to select emerging markets in our view.

In the global high-yield sector, we maintain a cautious stance, particularly in lower-quality credit, as we believe that many of these companies most likely will struggle to successfully expand their capital structures.6 We prefer investing the Fund's assets into companies with what we believe are fundamentally sound credits that in our view have the potential for attractive total returns driven by improving profiles. We have been reducing the Fund's holdings in relatively defensive companies for which we believe that the upside potential is limited.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund's loan facility may be invested to seek to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede management of the Fund from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

5	The DSSI provides a temporary suspension of government-to-government debt payments for 73 countries, which are required to commit to use freed-up resources to increase social, health or economic spending in response to the COVID-19 crisis.

6	Capital structure comprises the combination of debt and equity used by a company to finance its overall operations and growth.

Aberdeen Global Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (concluded)

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund's return; however, such transactions also increase the Fund's risks in down markets. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under its leveraged capital structure cannot yet be determined.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. During the period from March 4, 2020 through June 3, 2020, the Fund opened or closed interest rate swaps in connection with paydown or drawdown of the Fund's borrowing. As of October 31, 2020, the Fund held interest rate swap agreements with an aggregate notional amount of $20,300,000 which represented 100% of the Fund's total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2020	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
48 months	Receive	$0.1	2.44%
80 months	Receive	$1.0	0.70%
84 months	Receive	$13.5	2.36%
105 months	Receive	$0.7	1.97%
114 months	Receive	$2.0	0.70%
114 months	Receive	$1.0	0.62%
127 months	Receive	$2.0	0.71%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the loan facility.

Risk Considerations

Past performance is not an indication of future results.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Asia-Pacific region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase) and issuer risk (the value of a security may decline for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Aberdeen Standard Investments (Asia) Limited

6	Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2020.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-5.2%	-0.3%	3.4%	2.3%
Market Price	-8.4%	1.7%	7.3%	3.0%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2020 was 2.93%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2020 was 2.89%. The net operating expense ratio, excluding interest expense and net of fee waivers, based on the fiscal year ended October 31, 2020 was 2.11%.

Aberdeen Global Income Fund, Inc.	7

Portfolio Summary (unaudited)

Quality of Investments(1)

As of October 31, 2020, 7.3% of the Fund's total investments were invested in securities where either the issue or the issuer was rated "A" or better by S&P Global Ratings', Moody's Investors Service, Inc. or Fitch Ratings, Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2020 compared with April 30, 2020 and October 31, 2019:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	C/CCC* %	D* %	NR** %
October 31, 2020	5.2	0.0	2.1	16.5	28.5	33.8	6.8	0.1	7.0
April 30, 2020	4.5	0.7	4.2	16.2	28.5	31.1	5.5	0.6	8.7
October 31, 2019	4.9	7.0	4.3	14.5	26.0	31.0	5.0	0.1	7.2

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P Global Ratings', Moody's Investors Service, Inc. or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund's investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2020	44.5	20.1	35.4
April 30, 2020	48.1	22.2	29.7
October 31, 2019	45.8	22.5	31.7

Currency Composition

The table below shows the currency composition, including hedges, of the Fund's total investments as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2020	78.9	14.9	6.2
April 30, 2020	88.1	7.4	4.5
October 31, 2019	85.3	10.3	4.4

8	Aberdeen Global Income Fund, Inc.

Portfolio Summary (unaudited) (concluded)

Maturity Composition

As of October 31, 2020, the average maturity of the Fund's total investments was 11.6 years, compared with 10.5 years at April 30, 2020 and 10.0 years at October 31, 2019. The table below shows the maturity composition of the Fund's investments as of October 31, 2020, compared to April 30, 2020 and October 31, 2019:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2020	12.6	23.1	38.4	25.9
April 30, 2020	16.4	18.7	41.3	23.6
October 31, 2019	13.6	18.8	45.9	21.7

Modified Duration

As of October 31, 2020 the modified duration* of the Fund was 5.58 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the overall fund. Excluding swaps will increase portfolio duration.

*   Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

Aberdeen Global Income Fund, Inc.	9

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2020 and compared to April 30, 2020 and October 31, 2019.

		Oct-20	Apr-20	Oct-19
Australia	90 day Bank Bills	0.06%	0.10%	0.94%
	10 yr bond	0.12%	0.25%	0.82%
	currency USD per 1 AUD	$0.70	$0.65	$0.69
New Zealand	90 day Bank Bills	0.28%	0.27%	1.12%
	10 yr bond	0.53%	0.88%	1.31%
	currency USD per 1 NZD	$0.66	$0.62	$0.64
Malaysia	3-month T-Bills	1.57%	2.35%	3.05%
	10 yr bond	2.62%	2.89%	3.41%
	currency local per 1USD	RM4.16	RM4.30	RM4.18
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	5.88%	6.11%	6.68%
	currency local per 1USD	₹74.11	₹75.10	₹70.93
Indonesia	3 months deposit rate	4.97%	5.53%	5.95%
	10 yr bond	6.58%	7.83%	6.98%
	currency local per 1USD	Rp14625.00	Rp14875.00	Rp14037.00
Russia	Zero Cpn 3m	4.32%	5.05%	5.97%
	10 yr bond	6.15%	6.12%	6.46%
	currency local per 1USD	₽79.49	₽73.95	₽64.07
Yankee Bonds	Mexico	3.36%	4.45%	3.27%
	Indonesia	1.96%	3.38%	2.87%
	Argentina	23.20%	38.57%	25.56%
	Romania	1.31%	3.08%	2.32%

10	Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—79.9%
AUSTRALIA—0.4%
USD	200	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$226,852
USD	90	Virgin Australia Holdings Ltd., 8.13%, 05/15/2024(b)(c)(d)	5,400
			232,252
BAHRAIN—0.5%
USD	260	Oil and Gas Holding Co. BSCC, 7.63%, 11/07/2024(b)	277,538
BARBADOS—0.4%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 11/30/2020(b)(d)	214,725
BRAZIL—3.0%
USD	620	Banco do Brasil SA/Cayman (fixed rate to 04/15/2024, variable rate thereafter), 6.25%, 04/15/2024(a)(b)	595,200
USD	200	BRF SA, 5.75%, 03/21/2050(b)(d)	190,650
USD	220	CSN Resources SA, 7.63%, 02/13/2021(b)(d)	228,250
USD	54	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/2020(b)	49,364
USD	360	Petrobras Global Finance BV, 5.09%, 01/15/2030	375,975
USD	230	Petrobras Global Finance BV, 5.60%, 10/03/2030(d)	247,905
			1,687,344
CANADA—0.8%
USD	200	Clearwater Seafoods, Inc., 6.88%, 11/30/2020(b)(d)	207,702
USD	61	Teck Resources Ltd., 3.90%, 07/15/2030	63,890
USD	86	Teck Resources Ltd., 6.25%, 01/15/2041(d)	98,044
USD	85	Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2021(b)(d)	84,787
			454,423
CHILE—0.6%
USD	330	Corp. Nacional del Cobre de Chile, 3.75%, 10/15/2030(b)(d)	363,591
CHINA—5.1%
USD	200	China Aoyuan Group Ltd., 6.35%, 02/08/2023(b)(d)	203,087
USD	200	China Evergrande Group, 10.00%, 04/11/2021(b)(d)	161,093
USD	200	China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)	205,000
USD	200	CIFI Holdings Group Co. Ltd., 6.00%, 01/16/2023(b)(d)	206,097
USD	200	Country Garden Holdings Co. Ltd., 7.25%, 04/08/2023(b)(d)	223,575
SGD	250	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(b)	182,931
USD	200	Logan Group Co. Ltd., 7.50%, 02/25/2021(b)(d)	207,094
USD	200	Ronshine China Holdings Ltd., 7.35%, 12/15/2022(b)(d)	200,099
USD	200	SD Iron & Steel Xinheng Co., 6.50%, 11/05/2023	200,000
USD	200	Seazen Group Ltd., 6.00%, 08/12/2024(b)	202,089
USD	265	Shimao Group Holdings Ltd., 5.60%, 07/15/2023(b)(d)	290,289
USD	200	Shimao Group Holdings Ltd., 6.13%, 02/21/2022(b)(d)	213,098
USD	200	Sunac China Holdings Ltd., 6.50%, 07/09/2022(b)(d)	196,089
USD	200	Zhenro Properties Group Ltd., 9.15%, 03/08/2021(b)(d)	205,098
			2,895,639
COLOMBIA—0.5%
USD	121	Banco GNB Sudameris SA, (fixed rate to 04/03/2022, variable rate thereafter), 6.50%, 04/03/2022(b)(d)	119,662
USD	200	Bancolombia SA, (fixed rate to 12/18/2024, variable rate thereafter), 4.63%, 12/18/2024(d)	195,250
			314,912

Aberdeen Global Income Fund, Inc.	11

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CONGO—0.4%
USD	200	HTA Group Ltd., 7.00%, 06/18/2022(b)(d)	$208,960
DENMARK—0.4%
USD	200	DKT Finance ApS, 9.38%, 11/30/2020(b)(d)	203,600
ECUADOR—0.3%
USD	199	International Airport Finance SA, 12.00%, 03/15/2024(b)	178,086
FRANCE—0.9%
EUR	100	Altice France SA, 5.88%, 02/01/2022(b)(d)	121,415
USD	200	BNP Paribas SA, (fixed rate to 02/25/2030, variable rate thereafter), 4.50%, 02/25/2030(a)(b)	190,500
EUR	100	Casino Guichard Perrachon SA, 4.56%, 01/25/2023(b)	109,681
EUR	100	La Financiere Atalian SASU, 4.00%, 11/09/2020(b)(d)	100,565
			522,161
GEORGIA—0.8%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023(b)	205,000
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021(b)	252,625
			457,625
GERMANY—1.7%
SGD	200	Deutsche Bank AG, 4.10%, 02/14/2021	147,333
EUR	152	Nidda Healthcare Holding GmbH, 3.50%, 11/09/2020(b)(d)	172,158
EUR	250	PrestigeBidCo GmbH, 6.25%, 11/30/2020(b)(d)	295,429
EUR	106	Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 01/15/2022(b)(d)	117,011
EUR	100	Tele Columbus AG, 3.88%, 05/02/2021(b)(d)	109,326
EUR	100	Vertical Midco GmbH, 4.38%, 07/15/2023(b)(d)	117,630
			958,887
GUATEMALA—0.8%
USD	420	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 11/18/2020(b)(d)	429,450
HONDURAS—0.4%
USD	220	Inversiones Atlantida SA, 8.25%, 11/30/2020(b)(d)	224,818
INDIA—2.9%
USD	420	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(b)	453,600
USD	200	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(b)(d)	210,100
USD	200	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	197,963
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026(c)	390,850
USD	200	Neerg Energy Ltd., 6.00%, 11/30/2020(b)(d)	203,000
USD	200	REC Ltd., 5.25%, 11/13/2023(b)	216,510
			1,672,023
INDONESIA—2.4%
USD	200	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(b)(d)	192,959
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(b)(d)	193,077
USD	400	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042(b)	461,000
USD	217	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 12/30/2049(b)(d)	213,817
USD	200	Sri Rejeki Isman Tbk PT, 7.25%, 10/16/2022(b)(d)	197,966
IDR	2,000,000	Wijaya Karya Persero Tbk PT, 7.70%, 01/31/2021(b)	131,302
			1,390,121

12	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
ITALY—0.5%
USD	235	Telecom Italia Capital SA, 6.00%, 09/30/2034	$273,422
JAPAN—0.7%
USD	200	Nissan Motor Co. Ltd., 4.81%, 06/17/2030(b)(d)	200,590
USD	210	SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), 6.00%, 07/19/2023(a)(b)	193,725
			394,315
KAZAKHSTAN—3.1%
USD	200	KazMunayGas National Co. JSC, 3.50%, 10/14/2032(b)(d)	206,241
USD	440	KazMunayGas National Co. JSC, 4.75%, 04/19/2027(b)	495,554
USD	870	KazMunayGas National Co. JSC, 5.75%, 04/19/2047(b)	1,078,720
			1,780,515
KUWAIT—0.4%
USD	200	MEGlobal Canada ULC, 5.00%, 05/18/2025(b)	217,690
LUXEMBOURG—2.1%
USD	425	Altice Financing SA, 7.50%, 05/15/2021(b)(d)	443,594
EUR	100	Altice France Holding SA, 8.00%, 05/15/2022(b)(d)	121,997
USD	200	Altice France Holding SA, 10.50%, 05/15/2022(b)(d)	220,500
EUR	120	Kleopatra Holdings 1 SCA, 9.25%, 11/30/2020(b)(d)(e)	124,205
EUR	104	LHMC Finco 2 Sarl, 7.25%, 04/02/2021(b)(d)(e)	84,988
EUR	200	Matterhorn Telecom SA, 3.13%, 09/15/2022(b)(d)	220,189
			1,215,473
MEXICO—2.2%
USD	470	BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/17/2028(b)(d)	463,537
USD	180	Petroleos Mexicanos, 4.88%, 01/18/2024	176,625
USD	530	Petroleos Mexicanos, 7.69%, 07/23/2049(d)	440,393
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021(b)(d)	182,438
			1,262,993
MONGOLIA—0.3%
USD	200	Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/2021(b)(d)	160,964
MOROCCO—0.5%
USD	255	Vivo Energy Investments BV, 5.13%, 09/24/2023(b)(d)	264,726
NETHERLANDS—1.1%
EUR	139	Lincoln Financing SARL, 3.63%, 11/30/2020(b)(d)	153,792
EUR	100	Lincoln Financing SARL, 3.88%, 11/30/2020(b)(d)(f)	110,815
EUR	100	OCI NV, 3.13%, 11/01/2021(b)(d)	114,705
EUR	100	OCI NV, 3.63%, 10/15/2022(b)(d)	115,876
USD	149	Ziggo BV, 5.50%, 01/15/2022(b)(d)	154,587
			649,775
NIGERIA—1.5%
USD	230	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(b)(d)	233,450
USD	220	SEPLAT Petroleum Development Co. PLC, 9.25%, 11/30/2020(b)(d)	220,550
USD	420	United Bank for Africa PLC, 7.75%, 06/08/2022(b)	417,556
			871,556

Aberdeen Global Income Fund, Inc.	13

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
OMAN—0.4%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(b)	$225,598
PHILIPPINES—0.9%
USD	260	International Container Terminal Services, Inc., 4.75%, 06/17/2030(b)	276,996
USD	243	Manila Water Co., Inc., 4.38%, 07/30/2025(b)(d)	242,016
			519,012
REPUBLIC OF IRELAND—0.7%
USD	160	Cimpress PLC, 7.00%, 06/15/2021(b)(d)	159,200
GBP	200	Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2023(b)(d)	257,481
			416,681
RUSSIA—1.2%
USD	230	Gazprom PJSC Via Gaz Capital SA, 4.95%, 03/23/2027(b)	255,458
USD	250	Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2025, variable rate thereafter), 7.75%, 05/06/2025(a)(b)	238,750
USD	200	VEON Holdings BV, 7.25%, 01/26/2023(b)(d)	220,810
			715,018
SINGAPORE—1.4%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(b)(d)	217,923
USD	200	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	200,182
USD	210	Puma International Financing SA, 5.00%, 01/24/2021(b)(d)	172,725
USD	210	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(b)	208,037
			798,867
SOUTH AFRICA—1.3%
USD	210	Eskom Holdings SOC Ltd., 7.13%, 02/11/2025(b)	196,264
USD	210	Liquid Telecommunications Financing PLC, 8.50%, 11/09/2020(b)(d)	213,444
USD	340	Sasol Financing USA LLC, 5.88%, 02/27/2024(d)	328,440
			738,148
SPAIN—0.5%
USD	200	Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter), 6.50%, 03/05/2025(a)	196,500
EUR	100	Grifols SA, 2.25%, 11/15/2022(b)(d)	114,718
			311,218
SWEDEN—0.6%
EUR	100	Intrum AB, 3.00%, 09/15/2022(b)(d)	100,684
EUR	100	Intrum AB, 3.50%, 07/15/2022(b)(d)	103,538
EUR	100	Verisure Holding AB, 3.88%, 07/15/2022(b)(d)	116,028
			320,250
SWITZERLAND—0.4%
USD	200	Credit Suisse Group AG, (fixed rate to 12/18/2024, variable rate thereafter), 6.25%, 12/18/2024(a)(b)	213,000
TRINIDAD—0.7%
USD	400	Trinidad Generation UnLtd, 5.25%, 11/04/2027(b)(g)	411,000
TURKEY—0.4%
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022(b)	201,048

14	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UKRAINE—1.6%
USD	206	Kernel Holding SA, 6.75%, 10/27/2023(b)(d)	$204,970
USD	220	Metinvest BV, 8.50%, 01/23/2026(b)(d)	221,694
USD	52	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022(b)(g)	53,804
UAH	12,000	Ukreximbank Via Biz Finance PLC, 16.50%, 03/02/2021(b)	416,477
			896,945
UNITED ARAB EMIRATES—0.3%
USD	200	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	197,957
UNITED KINGDOM—4.1%
GBP	200	Arqiva Broadcast Finance PLC, 6.75%, 11/30/2020(b)(d)	266,225
USD	131	BP Capital Markets PLC, (fixed rate to 03/22/2030, variable rate thereafter), 4.88%, 03/22/2030(a)	137,550
USD	131	BP Capital Markets PLC, (fixed rate to 06/22/2025, variable rate thereafter), 4.38%, 06/22/2025(a)	135,258
GBP	100	Lloyds Bank PLC, (fixed rate to 01/22/2029, variable rate thereafter), 13.00%, 01/22/2029(a)	226,450
GBP	175	Moto Finance PLC, 4.50%, 11/30/2020(b)(d)	211,919
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025	228,790
GBP	200	RAC Bond Co. PLC, 5.00%, 11/30/2020(b)(d)	252,803
USD	200	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	212,750
GBP	250	TalkTalk Telecom Group PLC, 3.88%, 02/20/2022(b)(d)	310,097
GBP	110	Virgin Money UK PLC, (fixed rate to 02/08/2021, variable rate thereafter), 5.00%, 02/08/2021(b)(d)	141,693
GBP	200	Virgin Money UK PLC, (fixed rate to 12/08/2022, variable rate thereafter), 8.00%, 12/08/2022(a)(b)	238,890
			2,362,425
UNITED STATES—30.3%
USD	174	Academy Ltd., 6.00%, 11/15/2023(b)(d)	173,899
USD	229	ACI Worldwide, Inc., 5.75%, 08/15/2021(b)(d)	241,595
USD	154	Adams Homes, Inc., 7.50%, 02/15/2022(b)(d)	154,770
EUR	100	Adient Global Holdings Ltd., 3.50%, 05/15/2024(b)(d)	108,519
USD	50	Adient US LLC, 9.00%, 04/15/2022(b)(d)	54,985
USD	114	Alliance Data Systems Corp., 4.75%, 12/15/2021(b)(d)	106,590
USD	103	ASGN, Inc., 4.63%, 05/15/2023(b)(d)	105,914
USD	105	Banff Merger Sub, Inc., 9.75%, 09/01/2021(b)(d)	110,365
EUR	120	Bausch Health Cos., Inc., 4.50%, 11/30/2020(b)(d)	138,104
USD	105	Bausch Health Cos., Inc., 7.00%, 11/30/2020(b)(d)	108,806
USD	235	Berry Global, Inc., 4.50%, 02/15/2021(b)(d)	238,140
USD	8	Berry Global, Inc., 4.88%, 07/15/2022(b)(d)	8,380
USD	60	Boeing Co., 4.88%, 04/01/2025(d)	65,371
USD	60	Boeing Co., 5.04%, 03/01/2027(d)	65,896
USD	54	Boyd Gaming Corp., 8.63%, 06/01/2022(b)(d)	59,114
USD	99	Brighthouse Financial, Inc., 5.63%, 02/15/2030(d)	116,735
USD	122	Bruce Mansfield Unit 1 2007 Pass Through Trust, 8.88%, 08/01/2023	153
USD	67	Cable One, Inc., 4.00%, 11/15/2025(b)(d)	68,005
USD	145	CCM Merger, Inc., 6.00%, 11/23/2020(b)(d)	147,392
USD	151	CCM Merger, Inc., 6.38%, 05/01/2026	154,586
USD	37	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 02/15/2025(b)(d)	38,434
USD	38	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 06/01/2024(b)(d)	41,135
USD	245	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021(b)(d)	253,982
USD	74	Cedar Fair LP, 5.25%, 07/15/2024(d)	67,155
USD	23	Centene Corp., 4.25%, 12/15/2022(d)	24,208
USD	39	Centene Corp., 4.63%, 12/15/2024(d)	42,461

Aberdeen Global Income Fund, Inc.	15

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	79	ChampionX Corp., 6.38%, 05/01/2021(d)	$75,361
USD	90	Cheniere Energy Partners LP, 5.25%, 11/30/2020(d)	91,620
USD	48	Cheniere Energy, Inc., 4.63%, 10/15/2023(b)(d)	49,560
USD	100	Cincinnati Bell, Inc., 8.00%, 11/30/2020(b)(d)	106,000
USD	112	Clean Harbors, Inc., 4.88%, 07/15/2022(b)(d)	117,040
USD	16	Clean Harbors, Inc., 5.13%, 07/15/2024(b)(d)	17,391
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021(b)(d)	244,200
USD	93	Comstock Resources, Inc., 9.75%, 08/15/2021(d)	97,999
USD	153	Consolidated Communications, Inc., 6.50%, 10/01/2023(b)(d)	157,207
USD	65	Continental Resources, Inc., 4.38%, 10/15/2027(d)	58,430
USD	177	Cornerstone Building Brands, Inc., 6.13%, 09/15/2023(b)(d)	180,814
USD	136	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.63%, 05/01/2022(b)(d)	119,170
USD	18	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 11/30/2020(d)	16,223
EUR	265	Crown European Holdings SA, 3.38%, 11/15/2024(b)(d)	325,252
USD	379	CSC Holdings LLC, 4.63%, 12/01/2025(b)(d)	378,898
USD	240	Dell International LLC / EMC Corp., 5.30%, 07/01/2029(b)(d)	277,768
USD	55	Dell International LLC / EMC Corp., 6.02%, 03/15/2026(b)(d)	65,111
USD	145	DISH DBS Corp., 5.00%, 03/15/2023	145,544
USD	180	DISH DBS Corp., 5.88%, 07/15/2022	185,400
USD	81	Encompass Health Corp., 4.50%, 02/01/2023(d)	82,954
USD	37	Encompass Health Corp., 4.75%, 02/01/2025(d)	38,540
USD	135	Encompass Health Corp., 5.13%, 11/30/2020(d)	136,012
EUR	100	Energizer Gamma Acquisition BV, 4.63%, 07/15/2021(b)(d)	119,027
USD	120	Energy Transfer Operating LP, 5.50%, 03/01/2027(d)	133,003
USD	108	Energy Transfer Operating LP, (fixed rate to 05/15/2025, variable rate thereafter), 6.75%, 05/15/2025(a)	86,368
USD	92	Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 11/15/2021(b)(d)	97,060
USD	41	EQM Midstream Partners LP, 6.00%, 04/01/2025(b)(d)	42,025
USD	54	EQM Midstream Partners LP, 6.50%, 01/01/2027(b)(d)	56,635
USD	6	EQT Corp., 5.00%, 01/15/2029	6,000
USD	95	EQT Corp., 7.88%, 01/01/2025(d)	105,688
USD	113	ESH Hospitality, Inc., 4.63%, 10/01/2022(b)(d)	110,740
USD	116	Fair Isaac Corp., 4.00%, 12/15/2022(b)(d)	119,915
USD	126	Ford Motor Co., 8.50%, 04/21/2023	139,072
USD	127	Ford Motor Co., 9.00%, 03/22/2025(d)	149,384
USD	8	Ford Motor Co., 9.63%, 01/22/2030(d)	10,740
USD	100	Gartner, Inc., 4.50%, 07/01/2023(b)(d)	104,396
USD	102	GCI LLC, 4.75%, 10/15/2023(b)(d)	105,284
USD	38	General Motors Co., 6.80%, 08/01/2027(d)	46,607
USD	289	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(a)	282,163
USD	50	GLP Capital LP / GLP Financing II, Inc., 4.00%, 10/15/2030(d)	52,278
USD	90	GLP Capital LP / GLP Financing II, Inc., 5.38%, 08/01/2023(d)	96,314
USD	132	Goldman Sachs Group, Inc. (The),, 4.17%, 11/30/2020(a)(f)	130,020
USD	115	Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2022(d)	126,212
USD	170	Gray Television, Inc., 7.00%, 05/15/2022(b)(d)	183,387
USD	138	HCA, Inc., 5.38%, 02/01/2025	152,812
USD	114	HCA, Inc., 5.88%, 08/15/2025(d)	128,820
USD	97	Howmet Aerospace, Inc., 6.88%, 04/01/2025(d)	107,913
USD	200	Hyundai Capital America, 6.38%, 01/08/2030(b)(d)	255,341
EUR	179	International Game Technology PLC, 3.50%, 06/15/2022(b)(d)	196,392

16	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
EUR	100	IQVIA, Inc., 2.25%, 07/15/2022(b)(d)	$114,456
EUR	100	IQVIA, Inc., 2.88%, 06/15/2023(b)(d)	117,527
USD	60	Iron Mountain, Inc., 4.88%, 09/15/2024(b)(d)	60,300
USD	23	Iron Mountain, Inc., 5.00%, 07/15/2023(b)(d)	23,479
USD	140	Iron Mountain, Inc., 5.25%, 12/27/2022(b)(d)	143,500
USD	65	Iron Mountain, Inc., 5.25%, 07/15/2025(b)(d)	66,706
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable rate thereafter), 4.63%, 11/01/2022(a)	175,500
USD	280	Lennar Corp., 4.88%, 09/15/2023(d)	303,310
USD	72	Logan Merger Sub, Inc., 5.50%, 09/01/2023(b)(d)	72,990
USD	97	Macy's, Inc., 8.38%, 06/15/2022(b)(d)	101,278
USD	119	Marriott Ownership Resorts, Inc., 4.75%, 09/15/2022(d)	113,347
USD	110	MDC Holdings, Inc., 3.85%, 07/15/2029(d)	116,222
USD	21	MDC Holdings, Inc., 6.00%, 10/15/2042(d)	26,268
USD	77	Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2022(b)(d)	80,167
USD	115	Minerals Technologies, Inc., 5.00%, 07/01/2023(b)(d)	118,450
USD	142	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(b)(d)	70,645
GBP	110	MPT Operating Partnership LP / MPT Finance Corp., 2.55%, 11/05/2023(d)	142,485
GBP	145	MPT Operating Partnership LP / MPT Finance Corp., 3.69%, 04/06/2028(d)	190,384
USD	305	Navient Corp., 5.50%, 01/25/2023	304,237
USD	61	Navient Corp., 6.50%, 06/15/2022	62,220
USD	55	NCL Corp. Ltd., 10.25%, 08/01/2023(b)(d)	56,513
USD	95	Netflix, Inc., 3.63%, 03/15/2025(b)(d)	98,681
USD	95	Netflix, Inc., 5.88%, 11/15/2028	113,506
USD	111	Nexstar Broadcasting, Inc., 4.75%, 11/01/2023(b)(d)	111,832
USD	137	Nielsen Finance LLC / Nielsen Finance Co., 5.63%, 10/01/2023(b)(d)	141,795
USD	22	Nielsen Finance LLC / Nielsen Finance Co., 5.88%, 10/01/2025(b)(d)	23,128
USD	54	Novelis Corp., 4.75%, 01/30/2025(b)(d)	54,762
USD	165	Novelis Corp., 5.88%, 09/30/2021(b)(d)	170,260
USD	249	NRG Energy, Inc., 5.25%, 06/15/2024(b)(d)	269,854
USD	60	NRG Energy, Inc., 7.25%, 05/15/2021(d)	63,419
USD	72	Occidental Petroleum Corp., 3.00%, 11/15/2026(d)	54,360
USD	55	Occidental Petroleum Corp., 3.50%, 03/15/2025(d)	44,190
USD	85	Occidental Petroleum Corp., 4.40%, 02/15/2049(d)	56,950
USD	46	Occidental Petroleum Corp., 5.88%, 06/01/2025(d)	40,480
USD	115	Occidental Petroleum Corp., 6.38%, 03/01/2028(d)	100,625
USD	46	Occidental Petroleum Corp., 6.63%, 03/01/2030(d)	40,310
USD	41	Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/2023(b)(d)	42,663
USD	115	Parsley Energy LLC / Parsley Finance Corp., 5.63%, 10/15/2022(b)(d)	122,331
USD	179	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(b)(d)	166,470
USD	125	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	130,000
USD	125	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	132,097
USD	132	Rattler Midstream LP, 5.63%, 07/15/2022(b)(d)	135,630
USD	80	Royal Caribbean Cruises Ltd., 5.25%, 11/15/2022	71,412
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024(d)	431,610
USD	112	Sabre GLBL, Inc., 7.38%, 09/01/2022(b)(d)	114,240
USD	15	Sealed Air Corp., 4.00%, 09/01/2027(b)(d)	15,713
USD	84	Select Medical Corp., 6.25%, 08/15/2022(b)(d)	88,620
USD	150	Sirius XM Radio, Inc., 5.50%, 07/01/2024(b)(d)	163,267
USD	70	Six Flags Entertainment Corp., 4.88%, 11/30/2020(b)(d)	65,047

Aberdeen Global Income Fund, Inc.	17

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	60	Six Flags Theme Parks, Inc., 7.00%, 07/01/2022(b)(d)	$63,525
USD	125	SM Energy Co., 6.75%, 09/15/2021(d)	48,125
USD	47	Southwestern Energy Co., 7.50%, 04/01/2021(d)	47,837
USD	47	Southwestern Energy Co., 8.38%, 09/15/2023(d)	49,115
USD	469	Sprint Corp., 7.88%, 09/15/2023	535,246
USD	145	Staples, Inc., 7.50%, 04/15/2022(b)(d)	135,575
USD	35	Staples, Inc., 10.75%, 04/15/2022(b)(d)	27,825
USD	230	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 11/30/2020(b)(d)	205,850
USD	330	T-Mobile USA, Inc., 6.50%, 01/15/2021(d)	343,860
USD	109	TEGNA, Inc., 4.63%, 03/15/2023(b)(d)	107,964
USD	127	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 11/10/2020(b)(d)	128,873
USD	309	Tenet Healthcare Corp., 4.63%, 11/30/2020(d)	314,223
USD	97	Univision Communications, Inc., 6.63%, 06/01/2023(b)(d)	98,091
USD	114	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2022(d)	114,594
USD	21	VICI Properties LP / VICI Note Co., Inc., 3.75%, 02/15/2023(b)(d)	21,053
USD	110	VICI Properties LP / VICI Note Co., Inc., 4.13%, 02/15/2025(b)(d)	111,375
USD	21	Western Midstream Operating LP, 4.10%, 01/01/2025(d)	19,785
USD	103	Western Midstream Operating LP, 4.75%, 05/15/2028(d)	96,305
USD	38	Western Midstream Operating LP, 5.05%, 11/01/2029(d)	36,049
USD	82	Wolverine World Wide, Inc., 6.38%, 05/15/2022(b)(d)	87,330
USD	38	WPX Energy, Inc., 4.50%, 01/15/2025(d)	36,480
USD	40	WPX Energy, Inc., 5.25%, 10/15/2022(d)	40,116
USD	68	WPX Energy, Inc., 5.75%, 06/01/2021(d)	69,836
USD	115	Wyndham Destinations, Inc., 5.65%, 02/01/2024(d)	117,530
USD	110	Wyndham Destinations, Inc., 6.60%, 07/01/2025(d)	117,150
			17,301,732
ZAMBIA—0.4%
USD	230	First Quantum Minerals Ltd., 7.50%, 11/30/2020(b)(d)	231,006
		Total Corporate Bonds—79.9% (cost $45,946,729)	45,637,489
GOVERNMENT BONDS—50.8%
ANGOLA—0.6%
USD	400	Angolan Government International Bond, 9.50%, 11/12/2025(b)	342,042
ARGENTINA—1.5%
USD	412	Argentine Republic Government International Bond, 0.13%, 07/09/2030(h)	150,392
USD	755	Argentine Republic Government International Bond, 0.13%, 07/09/2035(h)	246,844
USD	1,293	Argentine Republic Government International Bond, 0.13%, 07/09/2046(h)	423,461
USD	71	Argentine Republic Government International Bond, 1.00%, 07/09/2029	29,301
			849,998
ARMENIA—0.7%
USD	450	Republic of Armenia International Bond, 3.95%, 09/26/2029(b)	423,972
AUSTRALIA—4.9%
AUD	3,400	Australia Government Bond, 2.75%, 11/21/2029(b)	2,809,501
BAHAMAS—0.6%
USD	360	Bahamas Government International Bond, 8.95%, 10/15/2032(b)	348,300
BAHRAIN—0.4%
USD	229	Bahrain Government International Bond, 5.45%, 09/16/2032(b)	223,543

18	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
BELARUS—1.0%
USD	590	Republic of Belarus Ministry of Finance, 6.38%, 02/24/2031(b)	$555,839
BRAZIL—1.9%
BRL	3,100	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	613,056
USD	370	Brazilian Government International Bond, 7.13%, 01/20/2037	464,813
			1,077,869
COLOMBIA—0.4%
USD	200	Colombia Government International Bond, 5.20%, 11/15/2048(d)	240,446
DOMINICAN REPUBLIC—2.8%
USD	1,230	Dominican Republic International Bond, 5.88%, 01/30/2060(b)	1,174,650
DOP	23,300	Dominican Republic International Bond, 9.75%, 06/05/2026(b)	409,151
			1,583,801
ECUADOR—1.2%
USD	82	Ecuador Government International Bond, Zero Coupon, 07/31/2030(b)(g)(i)	37,103
USD	279	Ecuador Government International Bond, 0.50%, 07/31/2030(b)(g)(h)	185,737
USD	644	Ecuador Government International Bond, 0.50%, 07/31/2035(b)(g)(h)	351,725
USD	262	Ecuador Government International Bond, 0.50%, 07/31/2040(b)(g)(h)	129,445
			704,010
EGYPT—3.2%
USD	405	Egypt Government International Bond, 7.60%, 03/01/2029(b)	420,916
USD	200	Egypt Government International Bond, 7.63%, 05/29/2032(b)	202,320
USD	860	Egypt Government International Bond, 7.90%, 02/21/2048(b)	813,947
EGP	6,400	Egypt Treasury Bills, Zero Coupon, 06/29/2021(i)	374,179
			1,811,362
EL SALVADOR—1.5%
USD	280	El Salvador Government International Bond, 5.88%, 01/30/2025(b)	230,023
USD	640	El Salvador Government International Bond, 7.65%, 06/15/2035(b)	506,246
USD	150	El Salvador Government International Bond, 9.50%, 01/15/2052(b)(d)	129,527
			865,796
GHANA—1.0%
USD	620	Ghana Government International Bond, 7.63%, 05/16/2029(b)(g)	573,500
INDONESIA—7.7%
USD	650	Indonesia Government International Bond, 3.50%, 01/11/2028	709,839
USD	1,180	Indonesia Government International Bond, 3.70%, 10/30/2049	1,255,070
USD	570	Indonesia Government International Bond, 4.13%, 01/15/2025(b)	634,380
IDR	2,600,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	181,333
IDR	780,000	Indonesia Treasury Bond, 6.50%, 06/15/2025	55,467
IDR	341,000	Indonesia Treasury Bond, 7.00%, 09/15/2030	23,981
IDR	6,535,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	457,830
IDR	14,800,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	1,103,346
			4,421,246
IRAQ—0.4%
USD	234	Iraq International Bond, 5.80%, 12/14/2020(b)	201,550

Aberdeen Global Income Fund, Inc.	19

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
KENYA—2.6%
USD	620	Kenya Government International Bond, 6.88%, 06/24/2024(b)	$656,127
USD	370	Kenya Government International Bond, 7.25%, 02/28/2028(b)	386,737
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048(b)	418,590
			1,461,454
MALAYSIA—1.8%
MYR	1,000	Malaysia Government Bond, 3.76%, 05/22/2040	250,070
MYR	800	Malaysia Government Bond, 3.83%, 07/05/2034	207,613
MYR	1,100	Malaysia Government Bond, 4.07%, 06/15/2050	272,366
MYR	1,100	Malaysia Government Bond, 4.23%, 06/30/2031	299,197
			1,029,246
NIGERIA—0.7%
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030(b)	192,889
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047(b)	182,012
			374,901
PARAGUAY—0.4%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026(b)	227,302
PERU—0.9%
PEN	1,580	Peruvian Government International Bond, 6.95%, 08/12/2031(b)	538,981
ROMANIA—0.9%
USD	470	Romanian Government International Bond, 4.88%, 01/22/2024(b)	521,700
RUSSIA—4.3%
RUB	86,474	Russian Federal Bond – OFZ, 7.05%, 01/19/2028	1,169,064
RUB	26,000	Russian Federal Bond – OFZ, 7.70%, 03/23/2033	364,915
USD	800	Russian Foreign Bond – Eurobond, 4.75%, 05/27/2026(b)	914,000
			2,447,979
RWANDA—1.0%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023(b)	366,438
USD	200	Rwanda International Government Bond,, 6.63%, 05/02/2023(b)	209,393
			575,831
SAUDI ARABIA—0.8%
USD	410	Saudi Government International Bond, 4.38%, 04/16/2029(b)	482,074
SINGAPORE—1.9%
SGD	1,380	Singapore Government Bond, 2.38%, 06/01/2025	1,098,332
SRI LANKA—0.2%
USD	200	Sri Lanka Government International Bond, 6.83%, 07/18/2026(b)	105,988
TURKEY—1.0%
USD	630	Turkey Government International Bond, 6.00%, 03/25/2027	594,311
UKRAINE—3.5%
EUR	400	Ukraine Government International Bond, 6.75%, 06/20/2026(b)	457,484
USD	1,510	Ukraine Government International Bond, 7.75%, 09/01/2025(b)	1,544,126
			2,001,610

20	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
URUGUAY—1.0%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027(g)	$58,375
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036(g)	227,395
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	255,131
			540,901
		Total Government Bonds—50.8% (cost $29,768,910)	29,033,385
LONG-TERM INVESTMENTS—0.0%
WARRANTS—0.0%
BRL	73,666	DELCO, Series A(c)(j)(k)	–
BRL	61,465	OAS S.A.(c)(j)(k)	–
			–
		Total Long-Term Investments — –% (cost $419,999)	–
SHORT-TERM INVESTMENT—1.2%
UNITED STATES—1.2%
USD	716,930	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(l)	716,930
		Total Short-Term Investment—1.2% (cost $716,930)	716,930
		Total Investments—131.9% (cost $76,852,568)(m)	75,387,804
		Liabilities in Excess of Other Assets—(31.9)%	(18,239,455)
		Net Assets—100.0%	$57,148,349

(a)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(b)	Denotes a restricted security.
(c)	Illiquid security.
(d)	The maturity date presented for these instruments represents the next call/put date.
(e)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(f)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(g)	Sinkable security.
(h)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(i)	Issued with a zero coupon.
(j)	Non-Income Producing Security.
(k)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD—Australian Dollar	GBP—British Pound Sterling	RUB—Russian Ruble
BRL—Brazilian Real	IDR—Indonesian Rupiah	SGD—Singapore Dollar
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	THB—Thai Baht
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	UAH—Ukraine hryvna
DOP—Dominican Peso	MYR—Malaysian Ringgit	USD—U.S. Dollar
EGP—Egyptian Pound	PEN—Peruvian Sol
EUR—Euro Currency	PHP—Philippine Peso

Aberdeen Global Income Fund, Inc.	21

Portfolio of Investments (concluded)

As of October 31, 2020

At October 31, 2020, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/25/2020	Citibank N.A.	BRL	3,691,000	USD	657,112	$ 642,615	$(14,497)
Chinese Renminbi/United States Dollar
01/28/2021	Citibank N.A.	CNY	23,960,097	USD	3,550,000	3,555,913	5,913
Philippine Peso/United States Dollar
01/08/2021	Citibank N.A.	PHP	62,920,000	USD	1,300,000	1,295,278	(4,722)
South Korean Won/United States Dollar
01/28/2021	UBS AG	KRW	3,945,525,500	USD	3,500,000	3,472,581	(27,419)
Thai Baht/United States Dollar
12/23/2020	Citibank N.A.	THB	64,057,580	USD	2,050,000	2,054,914	4,914
						$11,021,301	$(35,811)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
United States Dollar/Brazilian Real
11/25/2020	Deutsche Bank AG	USD	682,684	BRL	3,691,000	$ 642,615	$ 40,069
United States Dollar/British Pound
11/25/2020	Citibank N.A.	USD	2,542,505	GBP	1,943,000	2,517,468	25,037
United States Dollar/Euro
11/25/2020	Royal Bank of Canada	USD	3,878,018	EUR	3,278,000	3,819,553	58,465
United States Dollar/New Russian Ruble
11/25/2020	UBS AG	USD	869,600	RUB	64,703,000	812,484	57,116
						$7,792,120	$180,687
Unrealized appreciation on forward foreign currency exchange contracts							$191,514
Unrealized depreciation on forward foreign currency exchange contracts							$(46,638)

*  Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2020, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	100,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	$–	$(9,488)
USD	1,000,000	06/10/2027	Citibank	Receive	3-month LIBOR Index	0.70%	–	(9,166)
USD	13,500,000	10/25/2027	Citibank	Receive	3-month LIBOR Index	2.36%	–	(1,612,260)
USD	700,000	07/23/2029	Citibank	Receive	3-month LIBOR Index	1.97%	–	(74,906)
USD	2,000,000	04/22/2030	Citibank	Receive	3-month LIBOR Index	0.70%	–	25,738
USD	1,000,000	05/06/2030	Citibank	Receive	3-month LIBOR Index	0.62%	–	19,112
USD	2,000,000	06/02/2031	Citibank	Receive	3-month LIBOR Index	0.71%	–	36,912
							$–	$(1,624,058)

See Notes to Financial Statements.

22	Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2020

Assets
Investments, at value (cost $76,135,638)	$74,670,874
Short-term investments, at value (cost $716,930)	716,930
Cash at broker for interest rate swaps	873,364
Cash	2,607,987
Foreign currency, at value (cost $230,359)	220,572
Cash at broker for forward foreign currency contracts	20,000
Due from broker	152,011
Interest and dividends receivable	1,123,525
Receivable for investments sold	624,654
Unrealized appreciation on forward foreign currency exchange contracts	191,514
Receivable for common shares sold	10,493
Variation margin receivable for centrally cleared interest rate swap contracts	23,792
Prepaid expenses	16,599
Total assets	81,252,315

Liabilities
Bank loan payable (Note 7)	20,300,000
Due to custodian	2,759,998
Payable for investments purchased	686,008
Cash due to broker for forward foreign currency contracts	80,000
Investment management fees payable (Note 3)	49,818
Unrealized depreciation on forward foreign currency exchange contracts	46,638
Interest payable on bank loan	17,876
Administration fees payable (Note 3)	9,580
Deferred foreign capital gains tax	7,602
Investor relations fees payable (Note 3)	4,309
Other accrued expenses	142,137
Total liabilities	24,103,966

Net Assets	$57,148,349

Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$8,731
Paid-in capital in excess of par	66,547,060
Distributable accumulated loss	(9,407,442)
Net Assets	$57,148,349
Net asset value per share based on 8,730,946 shares issued and outstanding	$6.55

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	23

Statement of Operations

For the Year Ended October 31, 2020

Net Investment Income:
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $20,710)	$ 4,572,139
Total Investment Income	4,572,139
Expenses:
Investment management fee (Note 3)	543,253
Director fees and expenses	257,500
Administration fee (Note 3)	104,472
Independent auditors' fees and expenses	81,172
Reports to shareholders and proxy solicitation	57,034
Investor relations fees and expenses (Note 3)	51,023
Insurance expense	47,277
Custodian fees and expenses	42,960
Bank loan fees and expenses	37,965
Transfer agent's fees and expenses	31,221
Legal fees and expenses	5,948
Miscellaneous	42,932
Total operating expenses, excluding interest expense	1,302,757
Interest expense (Note 7)	475,795
Total operating expenses before reimbursed/waived expenses	1,778,552
Less: Investor relations fee waiver (Note 3)	(20,654)
Net operating expenses	1,757,898

Net Investment Income	2,814,241
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $3,234 capital gains tax)	(98,638)
Futures contracts	262,923
Interest rate swaps	(1,598,153)
Forward foreign currency exchange contracts	577,387
Foreign currency transactions	(1,999,084)
(2,855,565)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $3,047)	(4,339,392)
Interest rate swaps	58,889
Forward foreign currency exchange rate contracts	192,418
Foreign currency translation	230,889
(3,857,196)
Net (loss) from investments and interest rate swaps	(6,712,761)
Net Decrease in Net Assets Resulting from Operations	$ (3,898,520)

See Notes to Financial Statements.

24	Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 2,814,241	$ 3,096,467
Net realized loss from investments, interest rate swaps and futures contracts	(1,433,868)	(1,751,769)
Net realized loss from forward foreign currency exchange contracts and foreign currency transactions	(1,421,697)	(540,225)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(4,280,503)	4,451,733
Net change in unrealized appreciation on forward foreign currency exchange contracts and foreign currency translation	423,307	714,571
Net increase/(decrease) in net assets resulting from operations	(3,898,520)	5,970,777
Distributions to Shareholders From:
Distributable earnings	(1,521,227)	(3,137,676)
Tax return of capital	(5,808,228)	(4,191,147)
Net decrease in net assets from distributions	(7,329,455)	(7,328,823)
Reinvestment of dividends resulting in the issuance of 6,157 and 0 shares of common stock, respectively	40,882	–
Change in net assets from capital transactions	40,882	–
Change in net assets resulting from operations	(11,187,093)	(1,358,046)
Net Assets:
Beginning of year	68,335,442	69,693,488
End of year	$57,148,349	$68,335,442

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	25

Statement of Cash Flows

For the year ended October 31, 2020

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(3,898,520)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(65,765,092)
Investments sold and principal repayments	79,917,993
Decrease in short-term investments, excluding foreign government securities	246,477
Net amortization/accretion of premium (discount)	171,988
Increase in receivable for common shares sold	(10,493)
Decrease in cash at broker for forward foreign currency exchange contracts	(10,000)
Decrease in interest and dividends receivable	199,707
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(192,418)
Increase in prepaid expenses	16,121
Decrease in interest payable on bank loan	(52,794)
Decrease in accrued investment management fees payable	(9,252)
Increase in other accrued expenses	4,477
Increase in deferred foreign capital gains tax	3,047
Net change in unrealized appreciation from investments	4,339,392
Net change in unrealized depreciation from foreign currency translations	(230,889)
Net realized loss on foreign currency transactions	–
Net realized loss on investment transactions	98,638
Net cash provided by operating activities	14,828,382
Cash Flows from Financing Activities
Decrease in payable due to custodian	2,759,998
Decrease in bank loan payable	(9,000,000)
Distributions paid to shareholders	(7,329,455)
Net cash paid (received) for swap contracts	(113,279)
Net cash used in financing activities	$(13,682,736)
Effect of exchange rate on cash	44,458
Net change in cash	1,190,104
Unrestricted and restricted cash and foreign currency, beginning of year	2,683,830
Unrestricted and restricted cash and foreign currency, end of year	$3,873,934
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$528,589

26	Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (concluded)

For the year ended October 31, 2020

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended October 31, 2020	Year Ended October 31, 2019
Cash	$ 2,607,987	$ 1,012,019
Foreign currency, at value	220,572	547,605
Cash at broker for interest rate swaps	873,364	1,104,206
Cash at broker for forward foreign currency contracts	20,000	20,000
Due from broker	152,011	–
	$ 3,873,934	$ 2,683,830

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	27

Financial Highlights

	For the Fiscal Years Ended October 31,
	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$7.83	$7.99	$9.17	$9.22	$9.38
Net investment income	0.32	0.35	0.44	0.47	0.33	(b)
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.76)	0.33	(0.78)	0.32	0.33
Total from investment operations applicable to common shareholders	(0.44)	0.68	(0.34)	0.79	0.66
Distributions to common shareholders from:
Net investment income	(0.17)	(0.36)	(0.16)	(0.14)	–
Tax return of capital	(0.67)	(0.48)	(0.68)	(0.70)	(0.84)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–	–	–	–	0.02
Total from capital transactions	–	–	–	–	0.02
Net asset value per common share, end of year	$6.55	$7.83	$7.99	$9.17	$9.22
Market value, end of year	$6.80	$8.41	$8.22	$8.96	$8.46
Total Investment Return Based on(c):
Market value	(8.35% )	13.46%	1.27%	16.74%	15.48%
Net asset value	(5.18% )	8.68%	(3.81% )	9.63%	8.81%	(b)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$57,148	$68,335	$69,693	$79,995	$80,606
Average net assets applicable to common shareholders (000 omitted)	$60,738	$69,229	$76,372	$79,658	$81,601
Net operating expenses, net of fee waivers	2.89%	3.45%	3.03%	2.77%	2.47%
Net operating expenses, excluding fee waivers	2.93%	3.46%	3.06%	2.78%	2.49%
Net operating expenses, excluding interest expense, net of fee waivers	2.11%	2.04%	1.89%	1.98%	1.90%
Net investment income	4.63%	4.47%	5.04%	5.18%	3.59%	(b)
Portfolio turnover	75%	59%	45%	95%	80%
Senior securities (loan facility) outstanding (000 omitted)	$20,300	$29,300	$28,600	$31,500	$31,500
Asset coverage ratio on revolving credit facility at year end	382%	333%	344%	354%	356%
Asset coverage per $1,000 on revolving credit facility at year end(d)	$3,815	$3,332	$3,437	$3,540	$3,559

(a)	Based on average shares outstanding.
(b)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years' custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(d)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

28	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund's Board upon 60 days' prior written notice to shareholders. The Fund's investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. "Developed Markets" are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2020, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. "Investment Grade Developing Markets" are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Services Inc. ("Moody's") or BBB- by S&P Global Ratings ("S&P") or comparably rated by another appropriate nationally or internationally recognized ratings agency. "Sub-Investment Grade Developing Markets" are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund's total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly

Aberdeen Global Income Fund, Inc.	29

Notes to Financial Statements (continued)

October 31, 2020

transactions of an institutional "round lot" size and the strategies employed by the Fund's investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$45,637,489	$–	$45,637,489
Government Bonds	–	29,033,385	–	29,033,385
Warrants	–	–	0	0
Total Fixed Income Investments	–	74,670,874	–	74,670,874
Short-Term Investment	716,930	–	–	716,930
Total Investments	$716,930	$74,670,874	$–	$75,387,804

30	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$81,762	$–	$81,762
Forward Foreign Currency Exchange Contracts	–	191,514	–	191,514
Total Other Financial Instruments	$–	$273,276	$–	$273,276
Total Assets	$716,930	$74,944,150	$0	$75,661,080
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(1,705,820)	$–	$(1,705,820)
Forward Foreign Currency Exchange Contracts	–	(46,638)	–	(46,638)
Total Liabilities – Other Financial Instruments	$–	$(1,752,458)	$–	$(1,752,458)
Other Financial Instruments

Amounts listed as "–" are $0 or round to $0.

During the fiscal year ended October 31, 2020, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2020 is not presented. The valuation technique used at October 31, 2020 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Directors.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar

Aberdeen Global Income Fund, Inc.	31

Notes to Financial Statements (continued)

October 31, 2020

rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2020, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to a forward contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent

32	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement ("ISDA") for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps ("Clearing Agreement"). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2020, the Fund used interest rate swaps to hedge the interest rate risk on the Fund's Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$81,762	Unrealized depreciation payable for centrally cleared interest rate swaps	$1,705,820
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$191,514	Unrealized depreciation on forward foreign currency exchange contracts	$46,638
Total		$273,276		$1,752,458

Aberdeen Global Income Fund, Inc.	33

Notes to Financial Statements (continued)

October 31, 2020

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets					Liabilities
Forward foreign currency(2)
Citibank N.A.	$35,864	$(19,219)	$–	$16,645	$19,219	$(19,219)	$–	$–
Deutsche Bank AG	40,069	–	(40,069)	–	–	–	–	–
Royal Bank of Canada	58,465	–	–	58,465	–	–	–	–
UBS AG	57,116	(27,419)	(29,697)	–	27,419	(27,419)	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2020:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(1,598,153)	$58,889
Forward foreign currency exchange contracts (foreign exchange risk)		577,387	192,418
Futures contracts (interest rate risk)		262,923	–
Total		$(757,843)	$251,307

34	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund for the fiscal year ended October 31, 2020.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$8,694,322
Sale Forward Foreign Currency Contracts	13,731,721
Long Future Contracts	4,315,953
Interest Rate Swap Contracts	24,146,154

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

Aberdeen Global Income Fund, Inc.	35

Notes to Financial Statements (continued)

October 31, 2020

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

k. Newly Adopted Accounting Pronouncement:

The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08. Under the new standard, certain debt securities with non-contingent call features purchased at a premium are amortized to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the new standard on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. This change in accounting policy resulted in reclassifications to capital accounts as of the beginning of the period, but had no impact on the net asset value of the Fund.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser and Fund Administrator:

Aberdeen Standard Investments (Asia) Limited ("ASIAL" or the "Investment Manager") serves as investment manager to the Fund, pursuant to a management agreement (the "Management Agreement"). Aberdeen Standard Investments Australia Limited (the "Investment Adviser") serves as the investment adviser and Aberdeen

Asset Managers Limited (the "Sub- Adviser") serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the "Advisers") are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc ("SLA plc"). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

The Investment Manager manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. At the Investment Manager's request, the Investment Adviser will make recommendations of the overall structure of the Fund's portfolio including asset allocation advice and general advice on investment strategy. The Sub-Adviser manages the portion of the Fund's assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund's average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal year ended October 31, 2020, ASIAL earned $543,253 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Advisers, is the Fund's administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund's average weekly Managed Assets up to $1 billion, 0.10% of the Fund's average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund's average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2020, ASII earned $104,472 from the Fund for administration services.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").

36	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

However, Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2020, the Fund incurred investor relations fees of approximately $51,023. For the fiscal year ended October 31, 2020, ASII bore $20,654 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were $59,131,282 and $71,735,351, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2020, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program and reinvested 16,820 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2020, there were 8,730,946 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis.

For the fiscal year ended October 31, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

The Fund's revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020. As of October 31, 2020, the balance of the loan outstanding was $20,300,000. For the fiscal year ended October 31, 2020, the average interest rate of the loan facility was 1.94% and the average balance was $22,768,665. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could involve penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the

Aberdeen Global Income Fund, Inc.	37

Notes to Financial Statements (continued)

October 31, 2020

loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2020, the Fund incurred fees of approximately $37,965.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2020.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2023	1.24%	$20,300,000	$20,186,440

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk:

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Risks Associated with Foreign Securities and Currencies" below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

38	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

f. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

g. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

h. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$78,607,248	$2,123,642	$(5,343,086)	$(3,219,444)

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Distributions paid from:
Ordinary Income	$1,521,227	$3,137,676
Net long-term capital gains	–	–
Tax return of capital	5,808,228	4,191,147
Total tax character of distributions	$7,329,455	$7,328,823

Aberdeen Global Income Fund, Inc.	39

Notes to Financial Statements (concluded)

October 31, 2020

As of October 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(5,896,812	)*
Other currency gains	–
Other temporary differences	(75,698)
Unrealized appreciation/(depreciation)	(3,434,932	)**
Total accumulated earnings/(losses) – net	$(9,407,442)

*	On October 31, 2020, the Fund had a net capital loss carryforward of $(5,896,812) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$1,677,033	Unlimited (Short-Term	)
4,219,779	Unlimited (Long-Term	)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020, other than as noted below.

On November 10, 2020 and December 9, 2020, the Fund announced that it will pay on November 30, 2020 and January 8, 2021, a distribution of US $0.07 per share to all shareholders of record as of November 20, 2020 and December 31, 2020, respectively.

40	Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Aberdeen Global Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Global Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 29, 2020

Aberdeen Global Income Fund, Inc.	41

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund during the fiscal year ended October 31, 2020:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/29/19 – 1/10/20	1.405%	72.56%
1/28/20 – 10/30/20	0.222%	79.64%

†	Expressed as a percentage of the distributions paid.

*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on May 6, 2020. The description of the proposal and number of shares voted at the meeting are as follows:

To elect two Class I Directors to the Board of Directors:

	Votes For	Votes Against/ Withheld	Votes Abstained
P. Gerald Malone	6,888,359	459,722	18
Moritz Sell	6,961,631	386,500	18

To approve the continuation of Term for Director under the Corporate Governance Policies:

	Votes For	Votes Against/ Withheld	Votes Abstained
Neville J. Miles	6,943,878	404,254	18

Directors whose term of office continued beyond the meeting are as follows: Martin Gilbert, William J. Potter and Peter D. Sacks.

42	Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

Board of Directors' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Directors (the "Board") of Aberdeen Global Income Fund, Inc. ("FCO" or the "Fund") held on June 17, 2020, the Board, including a majority of the Directors who are not considered to be "interested persons" of the Fund (the "Independent Directors") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Fund's management agreement with Aberdeen Standard Investments (Asia) Limited (the "Investment Manager"), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (the "Investment Adviser"), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the "Sub-Adviser"). Pursuant to relief granted by the Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 10, 2020 to review the materials provided and the relevant legal considerations (together with the Quarterly Meeting held on June 17, 2020, the "Meetings"). The Investment Manager, the Investment Adviser and the Sub-Adviser are referred to collectively herein as the "Advisers" and the aforementioned agreements with the Advisers are referred to as the "Advisory Agreements." The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmark; (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors' independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund's Independent Directors, also considered other matters such as: (i) the Fund's investment objective and strategies; (ii) the procedures employed to value the Fund's assets; (iii) the Advisers' investment personnel and operations; (iv) the Advisers' financial results and financial condition; (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund's brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund's investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board's Contract Review Committee, which consists solely of the Board's Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund's return to comparable investment companies focused on non-U.S. regions. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party

Aberdeen Global Income Fund, Inc.	43

Supplemental Information (unaudited) (continued)

provider of investment company data as to the Fund's total return, as compared with the funds in the Fund's Morningstar category (the "Morningstar Group"). In addition, the Board received and reviewed information for each of the last five fiscal years regarding the Fund's total return on a gross and net basis and relative to the Fund's benchmark, the impact of foreign currency movements on the Fund's performance and the Fund's share performance and premium/discount information. The Board also received and reviewed information on the Fund's total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and considered management's discussion of the Fund's performance. Additionally, Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the Advisers' performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance, and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a "Peer Group"). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund's total managed assets, whether attributable to common stock or borrowings, if any. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser's fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Investment Adviser and Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund's shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management's discussion of the Fund's expenses, including the factors that impacted the Fund's expenses.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund's management fee compared to its Peer Group at higher asset levels and that the Fund's management fee schedule provides breakpoints at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers' investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers' risk management processes. The Board considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers' compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board considered that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Advisers' compliance policies and procedures and considered the Advisers' brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

44	Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

•	so-called "fallout benefits" to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the nature, quality, cost and extent of administrative services provided by Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Adviser, under a separate agreement covering administrative services.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board's Independent Directors voting separately, approved the Fund's Advisory Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Directors, including the Independent Directors, voting separately, would ratify their approval at the next in-person Board meeting.

Aberdeen Global Income Fund, Inc.	45

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis, (ii) no material changes to the Fund's principal risks, and (iii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Changes to Persons Responsible for Day-to-Day Management of the Fund

The Fund is managed by Aberdeen Standard Investments' Asia-Pacific fixed income team. The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Fund.

Effective May 2020, Mark Baker replaced Lin-Jing Leong as part of the team having the most significant responsibility for the day-to-day management of the Fund's portfolio which includes Kenneth Akintewe, David Choi, Paul Lukaszewski and Adam McCabe.

Individual & Position	Services Rendered	Past Business Experience
Mark Baker – Investment Director	Responsible for Sovereign Debt on Asian Fixed Income.	Currently, Investment Director on the Asian Fixed Income team at Aberdeen Standard Investments. Mark began his investment career in 2001 at Henderson Global Investors before moving to Citigroup Asset Management. Prior to joining Standard Life Investments in 2012, Mark spent seven years at Threadneedle Investments as an Investment Specialist for Emerging Market Fixed Income.

Investment Objectives and Policies

The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives may not be changed without the approval of the holders of a majority of the outstanding voting securities.

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. If the Fund changes its 80% policy, it will notify shareholders at least 60 days' before the change and may need to change the name of the Fund.

Under normal circumstances, at least 60% of the Fund's total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as "junk bonds"). Below investment grade securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due.

The following will be deemed to be "issuers in" a particular market:

•    governmental entities of the particular country;

•    banks, companies and other entities which are located in the particular country;

•    banks, companies and other entities which are organized under the laws of the particular country;

•    banks, companies and other entities for which the principal securities trading market is in the particular country;

•    entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and

•    wholly-owned subsidiaries of an entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country.

The Fund may also consider, among other criteria, the currency that securities are denominated in, or linked to, in determining whether the issuer of such securities is deemed to be an "issuer in" a particular market.

46	Aberdeen Global Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

"Developed Markets" are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2020, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States.

"Investment Grade Developing Markets" are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investor Services ("Moody's") or BBB- by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another appropriate nationally or internationally recognized rating agency.

"Sub-Investment Grade Developing Markets" are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as "Developing Markets"). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.

While the credit quality of a market is reviewed at the time of the Fund's investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund's total assets; provided, however, that up to 40% may be invested in issuers in the U.S. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund's total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

Up to 75% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Up to 10% of the Fund's investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody's, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Before purchasing an unrated security, the Investment Manager, Investment Adviser or Sub-Adviser analyzes the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security. In the event that a security receives different ratings from different rating agencies (Fitch, Moody's and S&P), the Investment Manager, Investment Adviser or Sub- Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund's investments is evaluated at the time of investment, the credit quality of the Fund's portfolio may be reviewed from time to time and adjusted accordingly.

The Investment Manager, Investment Adviser and Sub-Adviser consider external credit assessments available from international rating agencies such as Moody's and S&P, as well as any reports on the issuer which may be available from brokers or other sources. In some Developing Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager, the Investment Adviser and the Sub-Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short term periods.

Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of shareholders that the Fund holds such

Aberdeen Global Income Fund, Inc.	47

Additional Information Regarding the Fund (unaudited) (continued)

securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund anticipates using leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), under normal market conditions. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). The Fund may use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.

Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an "acquired company"), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•  if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•  if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•  if the aggregate value of such securities, together with all other acquired company securities in the Fund's portfolio, would exceed 10% of the value of the total assets of the Fund.

During periods when, in the Investment Manager's judgment, economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody's or AA or A-2 by S&P at the time of purchase for temporary defensive purposes. Although Prime-2 and A-2 ratings denote issuers with a strong (Moody's) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

Unless otherwise indicated, the investment policies described above are not "fundamental" and may be changed by the Fund at any time.

Investment Securities

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.

Debt Securities

Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or

48	Aberdeen Global Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

Eurobonds. The Fund may invest in Eurobonds, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. Eurobonds are typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.

U.S. Securities

Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term obligations).

Derivatives

With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is judged by the Investment Manager to be too expensive, or the Investment Manager believes there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors – Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by a recognized international rating agency. Up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes.

Aberdeen Global Income Fund, Inc.	49

Additional Information Regarding the Fund (unaudited) (continued)

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund's bank loan.

In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund's liability with respect to its bank loan. See "Investment Securities – Derivatives – Swaps" and "Risk Factors – Derivatives."

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Advisers' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting

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purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

The Investment Manager has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA with respect of the Fund.

Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets

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Additional Information Regarding the Fund (unaudited) (continued)

when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

The Fund will enter into repurchase agreements and securities lending agreements only with parties such as banks and broker-dealers who meet creditworthiness standards approved by the Fund's Board of Directors. Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of October 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(14.0)%	(7.2)%	(0.4)%	6.3%	13.1%

Based on estimated indebtedness of $20,300,000 (representing approximately 26.2% of the Fund's Managed Assets as of October 31, 2020), and an annual interest rate of 1.24%(effective interest rate as of October 31, 2020), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.3% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by a Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As

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required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Risk Factors

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of fixed income securities. An investment in the Fund's Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.

The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Credit Risk

Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. The Fund's use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may

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Additional Information Regarding the Fund (unaudited) (continued)

also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's common shares.

Foreign Securities Risk

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "Foreign Currency Risk."

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Emerging Markets Risk

The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Foreign Currency Risk

The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency

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exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although much of the Fund's income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.

The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Obligations Risk

Investments in Developing Market countries' government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in Developing Market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect

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Additional Information Regarding the Fund (unaudited) (continued)

the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Investments in Developing Market countries' government debt securities involve currency risk. See "Foreign Currency Risk" above.

Corporate Debt Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund's investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.

Bank Loan Risk

Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash or sell investments.

Leverage Risk

The Fund generally seeks to enhance its total returns through the use of leverage. The Fund currently has a bank loan to finance investments as a form of leverage.

The Fund also has authority to issue preferred stock to finance investments. Leverage entails particular risks for holders of the Fund's common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund's common stock as well as the net asset value of the common stock and the voting

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Additional Information Regarding the Fund (unaudited) (continued)

rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund's common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund's net asset value, and expenses related to leverage can reduce the Fund's income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund's directors.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving Credit Agreement with The Bank of Nova Scotia to borrow up to $40 million. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $75 million. Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments. The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's common stockholders or its ability to achieve its investment objectives.

Successful use of a leveraging strategy may depend on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk

While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.

Liquidity in developing markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

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Additional Information Regarding the Fund (unaudited) (continued)

In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.

Derivatives Risk

Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager, Investment Adviser and the Sub-Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•	the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet completely known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to its leverage. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to 100% of the Fund's leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to its leverage.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Investment Manager's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Investment Manager's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result

58	Aberdeen Global Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Investment Manager desires to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common stock and dividends can decline.

Management Risk

The Investment Manager's, the Investment Adviser's or the Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Market Events Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

LIBOR Risk. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based

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Additional Information Regarding the Fund (unaudited) (continued)

on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund's prospectus, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit Risk. The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU on January 31, 2020 ("Brexit") have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK's on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite preparations.

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Additional Information Regarding the Fund (unaudited) (continued)

Government Intervention in Financial Markets Risk

Instability in the financial markets has led the U.S. federal and state governments and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. The withdrawal of U.S. government and foreign government support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The current market environment could make identifying investment risks and opportunities especially difficult for the Investment Manager.

Additionally, issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Investment Manager will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Cybersecurity Risk

The Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate

It is the Fund's current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund's income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversification Risk

The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence

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Additional Information Regarding the Fund (unaudited) (continued)

than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Conflicts of Interest Risk

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Adviser has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Advisers may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser's and Sub-Adviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser, the Sub-Adviser and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.

The Advisers and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund's behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Adviser and the Sub-Adviser that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Adviser and the Sub-Adviser may at some time in the future manage additional investment funds with the same investment objective as the Fund.

Anti-Takeover Charter Provisions

The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management. Also, charter provisions subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.

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Additional Information Regarding the Fund (unaudited) (concluded)

Repurchase Agreement Risk

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Fundamental Investment Restrictions

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund will not:

1.	Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles of Amendment and Restatement.

2.	Borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	"Concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, and further provided that this limitation will not apply to the Fund's investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).

4.	Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund's investment objectives and policies.

5.	Act as an underwriter of other issuer's securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

6.	(i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, or (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund's investment objectives and policies).

Aberdeen Global Income Fund, Inc.	63

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

64	Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Global Income Fund, Inc.	65

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons, as described above, are referred to in the table below under the heading "Independent Directors."

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors
Martin J. Gilbert*** c/o Aberdeen Standard Investments Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2022; Director since 2001d	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.
Independent Directors
P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2023; Director since 2005	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	27	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles c/o Aberdeen Standard Investments Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Class III Director	Term expires 2022; Director since 1999	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	22	None.

66	Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
William J. Potter c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class II Director	Term expires 2021; Director since 1992	Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, a Director of the National Foreign Trade Council (international trade) 1983-2017, director of Howell Biopharma Ltd (healthcare) since 2018, and director and chairman of Arrow Robotics Ltd (technology) since 2018. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and the National Foundation for Cancer Research.	3	None.
Moritz Sell c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2023; Director since 2018	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014).	3	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018),
Peter D. Sacks c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2021; Director since 1992	Mr. Sacks served as a Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) (from 2015 to 2017). Previously he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) (from 1988 to 2015).	3	Lead Independent Director of Tricon Residential Inc. since May 2014.

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same "Fund Complex" as the Fund.

**	Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***	Mr. Gilbert is deemed to be an interested person because of his former affiliation with the Fund's Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Aberdeen Global Income Fund, Inc.	67

Management of the Fund (unaudited) (continued)

Information Regarding Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Kenneth Akintewe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.
Joseph Andolina** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.
Mark Baker** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	Vice President	Since 2019	Currently, an Investment Director within the Emerging Markets Debt team at Aberdeen Standard Investments. Mr. Baker joined ASI in 2012.
Chris Demetriou** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Alan Goodson** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.
Bev Hendry** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Matthew Keener** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.

68	Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income for Aberdeen Standard Investments (Asia) Limited. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Andrea Melia** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.
Jim O'Connor** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O'Connor joined ASII in 2010.
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Mr. Pittard joined Aberdeen from KPMG in 1999.
Lucia Sitar** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies.
**	Messrs. Akintewe, Andolina, Baker, Demetriou, Goodson, Hendry, Keener, McCabe, O'Connor and Pittard and Mses. Ferrari, Kennedy, Melia, and Sitar may serve as officers of one or more other funds in the Fund Complex.

Aberdeen Global Income Fund, Inc.	69

Corporate Information

Directors	Administrator
P. Gerald Malone, Chairman	Aberdeen Standard Investments Inc.
Martin J. Gilbert	1900 Market Street, Suite 200
Neville J. Miles	Philadelphia, PA 19103
William J. Potter
Peter D. Sacks	Custodian
Moritz Sell	State Street Bank and Trust Company
1 Lincoln Street
Investment Manager	Boston, MA 02111
Aberdeen Standard Investments (Asia) Limited
21 Church Street	Transfer Agent
#01-01 Capital Square Two	Computershare Trust Company, N.A.
Singapore 049480	P.O. Box 505000
Louisville, KY 40233
Investment Adviser
Aberdeen Standard Investments Australia Limited	Independent Registered Public Accounting Firm
Level 10, 255 George Street	KPMG LLP
Sydney, NSW 2000, Australia	1601 Market Street
Philadelphia, PA 19103
Investment Sub-Adviser
Aberdeen Asset Managers Limited	Legal Counsel
Bow Bells House, 1 Bread Street	Dechert LLP
London United Kingdom	1900 K Street, N.W.
EC4M 9HH	Washington, DC 20006

Investor Relations
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol "FCO". Information about the Fund's net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO ANNUAL

Item 2 – Code of Ethics.

(a)	As of October 31, 2020, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2020	$73,452	$0	$7,720	$0
October 31, 2019	$73,080	$0	$7,610	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2020 and October 31, 2019, respectively KPMG billed $364,945 and $620,047 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	Not applicable

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2020, the Audit and Valuation Committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

Moritz Sell

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 7, 2021.

Individual & Position	Services Rendered	Past Business Experience
Kenneth Akintewe Head of Asian Sovereign Debt	Responsible for Asian fixed income (interest rates and currencies)	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002.
Mark Baker – Investment Director	Responsible for Emerging Market Debt Team.	Currently, Investment Director on the Emerging Market Debt team at Aberdeen Standard Investments.
Erlend Lochen Head of North American Fixed Income and Global High Yield	Responsible for North American Fixed Income and Global High Yield	Currently Head of North American Fixed Income and Global High Yield. Mr. Lochen joined Standard Life Investments in 2001. Prior to joining Standard Life Investments, Mr. Lochen worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Mr. Lochen has 16 years’ investment experience at Standard Life Investments and 21 years’ experience in the industry.
Paul Lukaszewski Head of Corporate Debt, Asia, Australia	Responsible for Corporate Debt on Asian Fixed Income team.	Currently, Head of Corporate Debt, Asia and Australia on the Asian Fixed Income team at Aberdeen Standard Investments.
Adam McCabe Head of Fixed Income Asia and Australia	Responsible for Asian and Australian fixed income	Currently Head of Fixed Income, Asia and Australia, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

(a)(2) The information in the table below is as of October 31, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Mark Baker	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Erlend Lochen	Registered Investment Companies	2	$314.88	0	$0
	Pooled Investment Vehicles	4	$704.73	0	$0
	Other Accounts	2	$134.98	1	$79.25

Paul Lukaszewski	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Adam McCabe	Registered Investment Companies	5	$1,629.25	0	$0
	Pooled Investment Vehicles	44	$3,972.14	0	$0
	Other Accounts	46	$6,471.63	1	$99.32

Total assets are as of October 31, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.293.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest. To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2020
Kenneth Akintewe	$0
Mark Baker	$0
Erlend Lochen	$0
Paul Lukaszewski	$0
Adam McCabe	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 - Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4) and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: January 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: January 8, 2021

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4) and 13(c)(5) Distribution notice to stockholders

13(d) – Registrant’s Proxy Voting Policies

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies